Exhibit 99.1.b

TOBIN & TOBIN

A PROFESSIONAL CORPORATION

PHILLIP R. POLLOCK Email: prpollock@tobinlaw.com	500 SANSOME STREET EIGHTH FLOOR SAN FRANCISCO, CALIFORNIA 94111 FACSIMILE (415) 433-3883 (415) 433-1400	RICHARD TOBIN (1852-1887) ROBERT TOBIN (1875-1889) CYRIL R. TOBIN (1905-1977)

November 13, 2003

JMP Securities LLC

Flagstone Securities, LLC

  c/o JMP Securities LLC

One Embarcadero Center

Suite 2100

San Francisco, CA 94111-3762

Re:	NovaStar Financial, Inc. Public Offering of 610,000 Shares of Common Stock

Ladies and Gentlemen:

We have acted as counsel to NovaStar Financial, Inc., a Maryland corporation (the “Company”), in connection with the sale by the Company of 610,000 shares (the “Firm Offered Shares”) of its common stock, par value $.01 per share (the “Common Stock”), and the grant by the Company of the right to purchase up to 91,500 shares (or up to 183,000 shares in the event the option closes after the Stock Split Record Date, as defined in the Underwriting Agreement dated November 6, 2003 (the “Underwriting Agreement”), by and among JMP Securities LLC, Flagstone Securities, LLC, and the Company) of its Common Stock pursuant to the exercise of the over-allotment option (the “Optional Offered Shares”), as provided in the Underwriting Agreement. The Firm Offered Shares being purchased today are hereinafter referred to as the “Offered Shares.”

This opinion is being furnished to you at the request of the Company pursuant to Section 4(e) of the Underwriting Agreement. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Underwriting Agreement.

We have examined (i) the Company’s Universal Shelf Registration Statement on Form S-3 (Registration Statement No. 333-74538), including a prospectus, relating to, among other securities, the Common Stock, filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), on December 4, 2001 and declared effective by the Commission on December 20, 2001 (such Registration Statement, together with all exhibits and schedules thereto and all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof, the “Registration Statement”); (ii) the prospectus dated December 20, 2001 and supplement thereto dated November 6, 2003, in the form first used by the Underwriters to confirm sales of the Offered Shares and filed with the Commission pursuant to Rule 424(b)(5) of the general

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

rules and regulations promulgated under the Securities Act (collectively, the “Prospectus”); (iii) an executed copy of the Underwriting Agreement, dated November 6, 2003; (iv) the Articles of Incorporation of the Company, as amended through the date hereof (the “charter”); (v) the by-laws of the Company, as amended, in effect on the date hereof (the “by-laws”); (vi) resolutions adopted by the Board of Directors of the Company at meetings held on November 27, 2001 and April 22, 2003, authorizing the transactions contemplated by the Underwriting Agreement; (vii) resolutions adopted by the Pricing Committee at a meeting held on November 6, 2003; and (viii) specimen certificates representing the Common Stock.

We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein. As to any facts material to the opinions expressed herein which were not independently established or verified, we have relied upon oral or written statements and representations of officers and other representatives of the Company and others.

In our examination we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. In making our examination of documents executed by parties other than the Company or its subsidiaries, we have assumed that such parties had the power, corporate or otherwise, to enter into and perform all obligations thereunder, and we have also assumed the due authorization by all requisite action, corporate or otherwise, and the valid execution and delivery by such parties of such documents and the validity, binding effect and enforceability thereof with respect to such parties.

Members of our firm are admitted to the Bar in the States of California and New York and we do not express any opinion as to the laws of any other jurisdiction other than the corporate laws of the States of Delaware, Maryland, Missouri and Virginia and the laws of the United States of America to the extent referred to specifically herein.

Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

1. The Company and each of its subsidiaries (as defined in Rule 405 under the Securities Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation.

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

2. The Company and each of its subsidiaries has the corporate power and authority to own, lease, operate its properties, and conduct its business as described in the Prospectus.

3. The Company and each subsidiary (other than NovaStar Assets Corporation and NovaStar Capital Access Corporation, which are inactive) is duly qualified as a foreign corporation to transact business and is in good standing in the State of Missouri and in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

4. To the best of our knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than NovaStar Assets Corporation, NovaStar Certificates Financing Corporation, NovaStar Capital Access Corporation, NovaStar Financial Repurchase Corporation, NovaStar Mortgage Repurchase Corporation and NFI Holding Corporation and its subsidiaries.

5. All of the issued and outstanding capital stock of each such subsidiary of the Company has been duly authorized and validly issued, is fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right arising under the certificate of incorporation or the law of the jurisdiction of incorporation, or any co-sale right, right of first refusal or other similar right, and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or any pending or threatened claim.

6. The authorized, issued, and outstanding capital stock of the Company (including the Common Stock) conforms in all material respects to the descriptions thereof set forth or incorporated by reference in the Prospectus. All of the outstanding shares of Common Stock issued prior to the issuance of the Offered Shares have been duly authorized and validly issued, are fully paid and non-assessable, and will not have been issued in violation of or subject to any preemptive right arising under the charter or Maryland General Corporation Law, or any co-sale right, right of first refusal, or other similar right. Furthermore, such shares of Common Stock have been issued in compliance with the registration and qualification requirements of federal and state securities laws. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the General Corporation Law of the State of Maryland.

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

7. The description of the Company’s stock option, stock bonus, and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth or incorporated by reference in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options, and rights.

8. No stockholder of the Company or any other person has any preemptive right, right of first refusal, or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the General Corporation Law of the State of Maryland or (ii) otherwise.

9. The Underwriting Agreement has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors’ rights generally or by general equitable principles. The Company has the corporate power and authority to enter into the Underwriting Agreement and to issue, sell and deliver to the Underwriters the Offered Shares to be issued and sold by it under the Underwriting Agreement, and to consummate the other transactions contemplated by the Underwriting Agreement.

10. The Offered Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid, and non-assessable, and will not have been issued in violation of or subject to any preemptive right arising under the charter or Maryland General Corporation Law, or any co-sale right, right of first refusal or other similar right.

11. The Registration Statement has been declared effective by the Commission under the Securities Act. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

12. The Registration Statement and the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act. Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the Sarbanes-Oxley Act.

13. The Offered Shares have been approved for listing on the NYSE.

14. The statements (i) in (or incorporated by reference in) the Prospectus under the captions “Risk Factors-Should we fail to maintain REIT status, we would be subject to tax as a regular corporation,” “Description of Securities,” “Management’s Discussion and Analysis and Results of Operations-Liquidity,” “Legal Proceedings,” “Certain Relationships and Related Transactions,” and “Underwriting” and (ii) in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company’s charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by us and fairly present and summarize, in all material respects, the matters referred to therein.

15. To our knowledge, there are no legal or governmental actions, suits, or proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus or any incorporated document by the Securities Act or by the Exchange Act or the applicable rules and regulations of the Commission thereunder other than those disclosed therein.

16. To our knowledge, there are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof and references thereto are correct in all material respects.

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

17. No consent, approval, authorization, or other order of, or registration or filing with any court or other governmental authority or agency, is required for the Company’s execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws, applicable federal or provincial laws of Canada, and by the NASD.

18. The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered), and the consummation of the transactions herein contemplated (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; (iii) will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Company’s indebtedness, or any lease, contract, indenture, instrument known to us to which the Company is a party or by which its properties are bound, or (B) any other Existing Instrument known to us; or (iv) will not result in any violation of any law, administrative regulation, or administrative or court decree applicable to the Company or any of its subsidiaries.

19. The Company is not, and after receipt of payment for the Offered Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

20. To our knowledge, except as disclosed in the Prospectus, there are no persons with registration or similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, except as such rights have been duly waived.

21. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or any law, administrative regulation, or administrative or court decree applicable to the Company or any of its subsidiaries or (ii) in Default in the performance or observance of any obligation, agreement, covenant, or condition contained in any Existing Instrument known to us, except in each such case for such violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

22. The description in the Registration Statement and the Prospectus of the charter and by-laws of the Company and of statutes are accurate and fairly present the information required to be presented by the Securities Act.

23. To our knowledge, the Company and its subsidiaries own or possess sufficient Intellectual Property Rights necessary to conduct their business as now conducted, as proposed to be conducted, as described in the Registration Statement, the Prospectus, and any respective amendments or supplements thereto; and the expected expiration of any such Intellectual Property Rights would not result in a Material Adverse Effect. The Company has not received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect. To our knowledge, the Company’s discoveries, inventions, products, or processes referred to in the Registration Statement or Prospectus do not infringe or conflict with any right or patent which is the subject of a patent application known to the Company.

In addition, we participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company, and with representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness, or fairness of the statements contained in the Registration Statement or the Prospectus (other than as specified above) (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to our attention which would lead us to believe that (i) the Registration Statement or any amendments thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), at the time the Registration Statement or such amendments became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, and any amendment or supplement thereto (including any documents or exhibits incorporated or deemed to be incorporated by reference therein), as of its date or as of the date hereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading. In addition, the conditions for the use of Form S-3 set forth in the General Instructions thereto have been satisfied.

TOBIN & TOBIN

JMP Securities LLC

Flagstone Securities, LLC

November 13, 2003

This opinion is furnished to you solely for your benefit and in connection with the closing under the Underwriting Agreement occurring today and is not to be used, circulated, quoted or otherwise referred to by you for any other purpose without our express written permission. O’Melveny & Myers LLP, as counsel for the Underwriters, is authorized to rely upon this opinion in connection with such firm’s opinion to be rendered pursuant to Section 4(g) of the Underwriting Agreement.

Very truly yours,

/s/ TOBIN & TOBIN